                                                                EXHIBIT 4.1



         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF ONE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OF A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO ROHM AND HAAS COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SECURITY IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED NO. FLR-___________________       CUSIP NO.: _______________________
                                             PRINCIPAL AMOUNT: ________________


                             ROHM AND HAAS COMPANY

                            GLOBAL MEDIUM-TERM NOTE
             DUE FROM 9 MONTHS TO 30 YEARS FROM ORIGINAL ISSUE DATE
                                (FLOATING RATE)

ORIGINAL ISSUE PRICE:

ORIGINAL ISSUE DATE:

INITIAL INTEREST RATE:  _______%

INTEREST RATE BASIS:      (IF LIBOR, LIBOR REUTERS/LIBOR TELERATE)

SPREAD AND/OR
SPREAD MULTIPLIER:

INTEREST PAYMENT DATES:

INTEREST DETERMINATION DATES:

INTEREST RESET DATES:

OTHER PROVISIONS:
MATURITY DATE:

INDEX MATURITY:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

REGULAR RECORD DATES:

REDEMPTION COMMENCEMENT DATE:

HOLDER'S OPTIONAL REPAYMENT DATE(S):

REPAYMENT PRICE:

CALCULATION AGENT (if other than Mellon Bank, N.A.):
         IF APPLICABLE, THE FOLLOWING WILL BE COMPLETED SOLELY FOR THE PURPOSE OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES:

TOTAL AMOUNT OF OID:

YIELD TO MATURITY:

SHORT ACCRUAL PERIOD OID:
METHOD USED TO DETERMINE
YIELD FOR SHORT ACCRUAL
PERIOD:
______ APPROXIMATE
______ EXACT
If applicable as described above, the Optional Redemption Price initially shall be ___% of the principal amount of this Security to be redeemed and shall decline at each anniversary of the Redemption Commencement Date by ___% of the principal amount to be redeemed until the Optional Redemption Price is 100% of such principal amount, together with interest thereon to the date fixed for redemption.

         ROHM AND HAAS COMPANY, a corporation duly organized and existing under the laws of Delaware (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value
received, hereby promises to pay to               , or registered assigns, the
principal sum of                         dollars on the Maturity Date specified
above or upon earlier redemption or repayment, and to pay interest thereon from the Original Issue Date shown above or from the most recent Interest Payment Date (or, if the Interest Reset Dates shown above is daily or weekly, from the day following the most recent Regular Record Date) to which interest has been paid or duly provided for on the Interest Payment Date set forth above, and on the Maturity Date or upon earlier redemption or repayment, commencing on the first Interest Payment Date next succeeding the Original Issue Date provided, that if the Original Issue Date is after a Regular Record Date and before the Interest Payment Date immediately following such Regular Record Date, interest payments will commence on the Interest Payment Date following the next succeeding Regular Record Date; at a rate per annum determined in accordance with the provisions on the reverse hereof, until the principal hereof is paid or made available for payment. Any payment on this Security due on any day which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest shall accrue for the period from and after such date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th calendar day (whether or not a Business Day), next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date specified above or upon earlier redemption or repayment will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Holders of Securities of this series and of like tenor not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner, not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee in the City of Pittsburgh, Pennsylvania in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, the payment of interest may be made by check to the address of the person entitled thereto at such address as shall appear in the Security Register.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless a Certificate of Authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under a facsimile of its Corporate Seal.

                                    ROHM AND HAAS COMPANY

                                    By:
                                           -----------------------------------
                                           Chairman


                                    Attest:
                                           -----------------------------------
                                           Secretary

Dated:
      --------------------




                         CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE SECURITIES DESCRIBED IN THE WITHIN MENTIONED INDENTURE.

                                    Mellon Bank, N.A.
                                        as Trustee



                                    By:
                                           -----------------------------------
                                           Authorized Signature

                             (Reverse of Security)

                             ROHM AND HAAS COMPANY

                            GLOBAL MEDIUM-TERM NOTE
             Due From 9 Months To 30 Years From Original Issue Date
                                (Floating Rate)

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of April 1, 1986, as supplemented by a First Supplemental Indenture, dated as of December 15, 1988, and as supplemented by a Second Supplemental Indenture dated as of May 1, 1992 (herein called the "Indenture"), between the Company and Mellon Bank, N.A., successor trustee to CoreStates Bank, N.A., formerly The Philadelphia National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all Indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designed on the face hereof. The Securities of this series may be issued from time to time in an aggregate principal amount initially of up to $300,000,000, may mature at different times, bear interest, if any, at different rates, and be redeemable at different times or not at all.

         The Interest rate payable on this Security will be calculated by reference to the Interest Rate Basis specified on the face hereof (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any. This Security may have either or both of the following: (A) the Maximum Interest Rate specified on the face hereof, which will be the maximum numerical interest rate limitation, or ceiling, on the rate of interest which may accrue during any interest period and (b) the Minimum Interest Rate specified on the face hereof, which will be the minimum numerical interest rate limitation, or floor, on the rate of interest which may accrue during any interest period.
The Interest Rate Basis may be (a) the Commercial Paper Rate, (b) the Prime Rate, (c) LIBOR, (d) the Treasury Rate, (e) the CD Rate or (f) the Federal Funds Rate. The "Index Maturity" is the period to maturity of the instrument or obligation from which the Interest Rate Basis is calculated. Except as otherwise provided herein, all percentages resulting from any calculation will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, (e.g., 9.876545% (or 0.09876545) being rounded to 9.87655% (or
0.0987655), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upwards).

         Interest will be payable, in the case of Securities which reset daily or weekly, on the third Wednesday of March, June, September and December of each year; in the case of Securities which reset monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year (as specified on the face hereof); in the case of Securities which reset quarterly, on the third Wednesday of March, June, September, and December of each year; in the case of Securities which reset semi-annually, on the third Wednesday of the two months of each year specified on the face hereof; and in the case of Securities which reset annually, on the third Wednesday of the month specified on the face hereof (each an "Interest Payment Date"); and in each case, on the Maturity Date or upon earlier redemption or repayment.

         Payments of interest with respect to an Interest Payment Date will include interest accrued to but excluding such Interest Payment Date; provided, however, that if the Interest Reset Dates are daily or weekly, the interest payable, other than interest payable on the date on which principal is payable, will include interest accrued to but excluding the day following the next preceding Regular Record Date. Accrued interest from the Original Issue Date or from the last date to which interest has been paid is calculated by multiplying the face amount of this Security by an accrued interest factor, computed by adding the interest factor calculated for each day from such starting date to but excluding the date for which accrued interest is being calculated. The interest factor (expressed as a decimal) for each such day is computed by dividing the interest rate (expressed as a decimal) applicable to such day by 360 or, if the Interest Rate Basis specified on the face hereof is the Treasury Rate, by the actual number of days in the year.

         The rate of interest on this Security will be reset daily, weekly, monthly, quarterly, semi-annually or annually (each an "Interest Reset Date"), as specified on the face hereof. The Interest Reset Date will be, if this Security resets daily, each Market Day, if this Security resets weekly (except where the specified Interest Rate Basis is the Treasury Rate), the Wednesday of each week, or if the specified Interest Rate Basis is the Treasury Rate, the Tuesday of each week, if this Security resets monthly, the third Wednesday of each month, if this Security resets quarterly, the third Wednesday of March, June, September and December; if this Security resets semi-annually, the third Wednesday of two months of each year, as specified on the face hereof, and if this Security resets annually, the third Wednesday of one month of the year, as specified on the face hereof, provided, however, that (i) the interest rate in effect from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof, and (ii) the interest rate in effect for the ten days immediately prior to the Maturity Date or, with respect to any portion of the principal amount hereof to be redeemed or repaid, the date of redemption or Repayment Date, will be that in effect on the tenth day preceding such Maturity Date, date of redemption or Repayment Date, as the case may be. If any Interest Reset Date would otherwise be a day that is not a Market Day (as defined below), the Interest Reset Date shall be postponed to the next day that is a Market Day, except that if the specified interest Rate Basis is LIBOR and such Market Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Market Day.

         If any Interest Payment Date specified on the face hereof would otherwise fall on a day that is not a Market Day, such Interest Payment Date shall be the next succeeding Market Day, or if the specified Interest Rate Basis is LIBOR (a "LIBOR Security"), and such succeeding Market Day falls in the next calendar month, such Interest Payment Date shall be the next preceding Market Day. "Market Day" means (a) with respect to any Security, other than a LIBOR Security, each Business Day and (b) with respect to any LIBOR Security, any such Business Day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the city of Philadelphia, Pennsylvania or New York, New York are generally authorized or obligated by law or executive order to close. Any payment on this Security due on any day which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest shall accrue for the period from and after such date.

         The Interest Determination Date pertaining to any Interest Reset Date for a Security specifying the Commercial Paper Rate (the "Commercial Paper Interest Determination Date"), for a Security specifying the Prime Rate (the "Prime Rate Interest Determination Date"), for a LIBOR Security (the "LIBOR Interest Determination Date"), for a Security specifying the CD Rate (the "CD Rate Interest Determination Date") and for a Security specifying the Federal Funds Rate (the "Federal Funds Interest Determination Date") will be the second Market Day preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for a Security specifying the Treasury Rate (the "Treasury Interest Determination Date") will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Security, then such Interest Reset Date shall instead be the first Market Date immediately following such auction date. Unless otherwise specified on the face hereof, the Calculation Date pertaining to any Interest Determination Date, shall be the tenth day after such Interest Determination Date or, if any such day is not a Market Day, the next succeeding Market Day.

         Determination of Commercial Paper Rate. If the Interest Rate Basis of this Security is the Commercial Paper Rate, the interest rate with respect to any Interest Reset Date shall equal the Money Market Yield (calculated as described below) of the per annum rate (quoted on a bank discount basis) for the relevant Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof, as published by the Board of Governors of the Federal Reserve System in the "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "Commercial Paper." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the relevant Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield of the rate on such Commercial Paper Interest Determination Date for commercial paper of the specified Index Maturity as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any Successor Publication published by the Federal Reserve Bank of New York ("Composite Quotations") under the heading "Commercial Paper". If by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet available in either H.15(519) or Composite Quotations, then the Commercial Paper Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered per annum rates (quoted on a bank discount basis), as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency; provided, however, that, if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned above, the Commercial Paper Rate with respect to such Interest Reset Date will be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

         "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

                 Money Market Yield =  100   x      360  x  D
                                                  -------------
                                                  360 - (D x M)

where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the period from the Interest Reset Date to but excluding the day that numerically corresponds to such Interest Reset Date (or, if there is not any such numerically corresponding day, the last day) in the calendar month that is the number of months corresponding to the Index Maturity specified on the face hereof after the month in which such Interest Reset Date falls.

         Determination of Prime Rate. If the Interest Rate Basis of this Security is the Prime Rate, the interest rate with respect to any Interest Reset Date shall equal, the rate set forth in H.15(519) for the relevant Prime Rate Interest Determination Date opposite the caption "Bank Prime Loan". If such rate is not yet published by 9:00 A.M., New York City time, on the Calculation Date, the Prime Rate for such Prime Rate Interest Determination Date will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the display designated as page"USPRIME1" on the Reuters Monitor Money Rate Service (or such other page as may replace the USPRIME1 page on such service for the purpose of displaying prime rates of major United States banks) (the "Reuters Screen USPRIME1 Page") as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date as quoted on the Reuters Screen USPRIME1 Page on such Prime Rate Interest Determination Date, or, if fewer than four such rates appear on the Reuters Screen USPRIME1 Page for such Interest Determination Date, the Prime Rate shall be the arithmetic mean of the rate announced as a prime or base rate for commercial loans quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on each Prime Rate Interest Determination Date by three major money center banks in The City of New York selected by the Calculation Agent from which quotations are requested. If fewer than three quotations are provided, the Prime Rate shall be determined as the arithmetic mean of the announced prime rates quoted in the City of New York on the relevant Prime Rate Interest Determination Date by three substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, having total equity capital of at least U.S. $500,000,000 and being subject to supervision or examination by Federal or State authority, selected by the Calculation Agent to quote such rate or rates; provided, however, that, if the banks or trust companies selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate with respect to such Prime Rate Interest Reset Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

         Determination of LIBOR. If the Interest Rate Basis of this Security is LIBOR, the interest rate with respect to any Interest Reset Date shall be determined by the Calculation Agent in accordance with the following provisions:

                 (i)  LIBOR will be, as specified on the face hereof, either
         (a) the arithmetic mean of the offered rates for deposits in U.S. dollars having the Index Maturity specified on the face hereof, that appear on the Reuters Screen LIBO Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, if at least two such offered rates appear on the Reuters Screen LIBO Page ("LIBOR Reuters"), or (b) the rate for deposits in U.S. dollars having the Index Maturity specified on the face hereof, that appears on the Telerate Page 3750, as of 11:00 A.M., London time, on that

         LIBOR Interest Determination Date ("Libor Telerate"), "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). "Telerate Page 3750" means the display designated as page "3750" on the Telerate Service (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR will be determined as if LIBOR Telerate had been specified. If fewer than two offered rates appear on the Reuters Screen LIBO Page, or if no rate appears on the Telerate Page 3750, as applicable, LIBOR in respect of that LIBOR Interest Reset Date will be determined as if the parties had specified the rate described in (ii) below.

                 (ii) With respect to LIBOR Interest Determination Date on which fewer than two offered rates for the Index Maturity specified on the face hereof appear on the Reuters Screen LIBO Page as specified in
         (i)(a) above, or on which no rate appears on Telerate Page 3750, as specified in (i)(b) above, as applicable, LIBOR will be determined on the basis of the rates at approximately 11:00 A.M. London time, on such LIBOR Interest Determination Date at which deposits in U.S. dollars having such specified Index Maturity are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Calculation Agent, commencing on the second Market Day immediately following such LIBOR Interest Determination Date and in a principal amount equal to an amount not less than U.S. $1,000,000 that in the Calculation Agent's judgment is representative for a single transaction in such market at such time (a "Representative Amount"). The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR with respect to such Interest Reset Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR with respect to such Interest Reset Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., New York City time, on such LIBOR Interest Determination Date by three major banks in The City of New York, selected by the Calculation Agent, for loans in U.S. dollars to leading European banks having the Index Maturity specified on the face hereof commencing on the Interest Reset Date and in a Representative Amount; provided, however, that, if fewer than three banks selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, LIBOR with respect to such Interest Reset Date will be the LIBOR in effect on such LIBOR Interest Determination Date.

         Determination of Treasury Rate. If the Interest Rate Basis of this Security is the Treasury Rate, the interest rate with respect to any Interest Reset Date shall equal the rate for the auction on the relevant Treasury Interest Determination Date of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof, published in H.15(519) under the heading "U.S. Government Securities/Treasury Bills/Auction Average (Investment)" or, if not so published by 3:00 P.M., New York City time, on the relevant Calculation Date, the auction average rate (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of Treasury. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date, or, if no such auction is held during such week, then the Treasury Rate shall be the rate set forth in H.15(519) for the relevant Treasury Interest Determination Date for the specified Index Maturity under the heading "U.S. Government Securities/Treasury Bills/Secondary Market." If such rate is not so published by 3:00 P.M., New York City time, on the relevant Calculation Date, the Treasury Rate for such Interest Reset Date shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, of three leading primary United States government securities dealers in The City of New York selected by the Calculation Agent, for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that, if fewer than three dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate with respect to such Interest Reset Date will be the Treasury Rate in effect on such Treasury Interest Determination Date.

         Determination of CD Rate. If the Interest Rate Basis of this Security is the CD Rate, the interest rate with respect to any Interest Reset Date shall equal the rate for the relevant CD Rate Interest Determination Date for negotiable certificates of deposits having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not so published prior to 3:00 P.M., New York City time, on the relevant Calculation Date, then the CD Rate with respect to such Interest Reset Date shall be the rate on such CD Rate Interest Determination Date for negotiable certificates of deposit having the specified Index Maturity as published in the Composite Quotations under the heading "Certificates of Deposit." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the CD Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates as of 10:00 A.M. New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity specified on the face hereof in a denomination of $5,000,000; provided, however, that, if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the CD Rate with respect to such Interest Reset Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

         Determination of Federal Funds Rate. If the Interest Rate Basis of this Security is the Federal Funds Rate, the interest rate with respect to any Interest Reset Date shall equal the rate on the relevant Federal Funds Interest Determination Date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 3:00 P.M., New York City time, on the relevant Calculation Date, then the Federal Funds Rate with respect to such Interest Reset Date will be the rate on such Federal Funds Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the Federal Funds Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates, as of 11:00 A.M., New York City time, on such Federal Funds Interest Determination Date for the last transaction of not less than $1,000,000 in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that, if fewer than three brokers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Interest Reset Date will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.

         The Calculation Agent shall calculate the interest rate on this Security in accordance with the foregoing on each Interest Determination Date or Calculation Date as applicable. The Calculation Agent's determination of any Interest Rate shall be final and binding in the absence of manifest error. The interest rate on this Security will in no event be higher than the maximum rate permitted by the Commonwealth of Pennsylvania, as the same may be modified by United States law of general application.

         The Calculation Agent will upon the request of the Holder of this Security, provide to such Holder the interest rate hereon then in effect, and, if determined, the interest rate which will become effective on the next Interest Reset Date.

         If a Redemption Commencement Date is specified on the face hereof, this Security may be redeemed at the option of the Company as a whole, or from time to time in part, on any date on or after such Redemption Commencement Date and prior to maturity, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of Securities to be redeemed at their last registered addresses, all as further provided in the Indenture, at the Optional Redemption Prices, if any, specified on the face hereof (expressed in percentages of the principal amount) together in each case with accrued interest to the date fixed for redemption. If less than all of the Notes with like tenor and terms are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

         If a Repayment Date or Repayment Dates are specified on the face hereof, this Security will be repayable at the option of the Holder, in whole or from time to time in part, on such Repayment Date or Repayment Dates at the Repayment Price specified on the face hereof, together with accrued interest thereon to the Repayment Date on which repayment is sought. In order for this Security to be repaid, the Company must receive at the Corporate Trust Office of the Trustee in the City of Pittsburgh, Pennsylvania, at least 30 days, but not more than 60 days, prior to the specified Repayment Date a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Security Dealers, Inc. or a commercial bank or trust company in the United States, setting forth the name of the Holder of the Security, the principal amount of the Security, the portion of the principal amount of the Security to be repaid, a certificate number or a description of the tenor of the Security, and the statement that the option to elect repayment is being exercised thereby. Effective exercise of any repayment option by the Holder of any Security shall be irrevocable. No transfer or exchange of any Security (or, in the event that any Security is to be repaid in part, such portion of the Security to be repaid) will be permitted after exercise of a repayment option. The repayment option may be exercised by the Holder of a Security for less than the entire principal amount of the Security provided that the principal amount of the Security remaining outstanding after repayment, if any, is an authorized denomination. The Trustee will refer all questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for repayment to the Company whose determination of such questions will be final and binding.

         In the event of redemption or repayment of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of such series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rates, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         Capitalized terms not otherwise defined in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                           OPTION TO ELECT REPAYMENT

                 The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay the within Security (or the portion hereof specified below) pursuant to its terms at a price equal to the Repayment Price specified on the face hereof, together with accrued interest to the Repayment Date, to the undersigned at

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        (Please print or typewrite name and address of the undersigned)

                 If less than the entire principal amount of this Security is to be repaid, specify the portion hereof which the Holder elects to have repaid _____________________ and specify the denomination or denominations (which shall be in authorized denominations) of the Securities to be issued to the Holder for the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid):

-------------------------------------------------------------------------------

Dated:
       -------------------         -------------------------------------------
                                                 (Signature)

                                   NOTE: The signature on this "Option to Elect
                                   Repayment" form must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

ABBREVIATIONS

                 The following abbreviations, when used in the inscription on the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM          -        as tenants in common
TEN ENT          -        as tenants by the entireties
JT TEN           -        as joint tenant with right of survivorship and not as
                          tenants in common

UNIF GIFT MIN ACT         -                  Custodian
                                   ---------           ---------
                                  (Cust)                (Minor)
                                  under Uniform Gifts to Minors Act

                                  ---------------------------------
                                  (State)

                                  Additional abbreviations may be used though not in the above list.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

-------------------------------------------------------------------------------
  (Please print or typewrite name and address, including postal zip code, of assignee)

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE
        -----------------------------------------------------------------------



-------------------------------------------------------------------------------
the within Security of Rohm and Haas Company and hereby does irrevocably constitute and appoint

-------------------------------------------------------------------------------
Attorney to transfer said Security on the books of the within named Company, with full power of substitution in the premises.


Dated:
      --------------------        -------------------------------------------
                                  NOTE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

REGISTERED NO. FX- _____________________       CUSIP NO. ______________________
                                               PRINCIPAL AMOUNT _______________



                             ROHM AND HAAS COMPANY

                                MEDIUM-TERM NOTE
             DUE FROM 9 MONTHS TO 30 YEARS FROM ORIGINAL ISSUE DATE
                                  (FIXED RATE)



ISSUE PRICE:                               REDEMPTION PRICE:

ORIGINAL ISSUE DATE:                       REDEMPTION COMMENCEMENT DATE:

INTEREST RATE:                             HOLDER'S OPTIONAL REPAYMENT DATE(S):

MATURITY DATE:                             REPAYMENT PRICE:


IF APPLICABLE, THE FOLLOWING WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

TOTAL AMOUNT OF OID:                       INITIAL ACCRUAL PERIOD OID COMPUTED
                                           UNDER
                                                   (____ APPROXIMATE)
YIELD TO MATURITY:                                 (____ EXACT) METHOD:


         If applicable as described above, the Optional Redemption Price
initially shall be      % of the principal amount of this Security to be
redeemed and shall decline at each anniversary of the Redemption Commencement
Date by        % of the principal amount to be redeemed until the Optional
Redemption Price is 100% of such principal amount, together with interest thereon to the date fixed for redemption.

         ROHM AND HAAS COMPANY, a corporation duly organized and existing under the laws of Delaware (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to_____________________________, or registered assigns, the principal sum of_________________________ dollars on the Maturity Date specified above or upon earlier redemption or repayment and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 1 and October 1 in each year, at the interest rate specified above, until the principal hereof is paid or made available for payment, provided, that if the Original Issue Date is after a Regular Record Date and before the Interest Payment Date immediately following such Regular Record Date, interest payments will commence on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable at Maturity will be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series and of like tenor not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee in the City of Pittsburgh, Pennsylvania in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, the payment of interest may be made by check to the address of the person entitled thereto at such address as shall appear in the Security Register.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the Certificate of Authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under a facsimile of its Corporate Seal.

                                        ROHM AND HAAS COMPANY


                                   By:
                                        ---------------------------------------
                                        Chairman

                               Attest:
                                        ---------------------------------------
                                        Secretary

Dated:
      ------------------------



                         CERTIFICATE OF AUTHENTICATION

   THIS IS ONE OF THE SECURITIES DESCRIBED IN THE WITHIN MENTIONED INDENTURE

                                Mellon Bank, N.A.
                                  as Trustee

                                By:
                                       ----------------------------------------
                                       Authorized Signature

                             (Reverse of Security)

                             ROHM AND HAAS COMPANY

                                MEDIUM-TERM NOTE
             Due From 9 Months to 30 Years from Original Issue Date
                                  (Fixed Rate)

                 This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of April 1, 1986, as supplemented by a First Supplemental Indenture, dated as of December 15, 1988, and a Second Supplemental Indenture, dated as of May 1, 1992 (herein called the "Indenture"), between the Company and Mellon Bank, N.A., successor trustee to CoreStates Bank, N.A., formerly The Philadelphia National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Securities of this series may be issued from time to time in an aggregate principal amount initially of up to $300,000,000, may mature at different times, bear interest, if any, at different rates, and be redeemable at different times or not at all.

                 If a Redemption Commencement Date is specified on the face hereof, this Security may be redeemed at the option of the Company as a whole, or from time to time in part, on any date on or after such Redemption Commencement Date and prior to maturity, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of Securities to be redeemed at their last registered addresses, all as further provided in the Indenture, at the Optional Redemption Prices, if any, specified on the face hereof (expressed in percentages of the principal amount) together in each case with accrued interest to the date fixed for redemption. If less than all of the Notes with like tenor and terms are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

                 If a Repayment Date or Repayment Dates are specified on the face hereof, this Security will be repayable at the option of the Holder, in whole or from time to time in part, on such Repayment Date or Repayment Dates at the Repayment Price specified on the face hereof, together with interest accrued thereon to the Repayment Date on which repayment is sought. In order for this Security to be repaid, the Company must receive at the Corporate Trust Office of the Trustee in the City of Pittsburgh, Pennsylvania, at least 30 days, but not more than 60 days, prior to the specified Repayment Date this Security with the form below entitled "Option to Elect Repayment" duly completed. Effective exercise of any repayment option by the Holder of any Security shall be irrevocable. No transfer or exchange of any Security (or, in the event that any Security is to be repaid in part, such portion of the Security to be repaid) will be permitted after exercise of a repayment option. The repayment option may be exercised by the Holder of a Security for less than the entire principal amount of the Security provided that the principal amount of the Security remaining outstanding after repayment, if any, is an authorized denomination. The Trustee will refer all questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for repayment to the Company whose determination of such questions will be final and binding.

                 Payment of interest on this Security with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date. Interest on this Security will be computed on the basis of a 360-day year of twelve 30-day months.

                 Any Payment on this Security due on any date which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest shall accrue for the period from and after such date.

                 In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                 If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                 No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount and tenor, will be issued to the designated transferee or transferees.

                 The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                 No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                 Capitalized terms not otherwise defined in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                           OPTION TO ELECT REPAYMENT

                 The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay the within Security (or the portion hereof specified below) pursuant to its terms at a price equal to the Repayment Price specified on the face hereof, together with accrued interest to the Repayment Date, to the undersigned at

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        (Please print or typewrite name and address of the undersigned)

                 If less than the entire principal amount of this Security is to be repaid, specify the portion hereof which the Holder elects to have repaid _____________________ and specify the denomination or denominations (which shall be in authorized denominations) of the Securities to be issued to the Holder for the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid):

--------------------------------------------------------------------------------




Dated:
       -----------------          -------------------------------------------
                                                   (Signature)


                                  NOTE: The signature on this "Option to Elect
                                  Repayment" form must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

ABBREVIATIONS

                 The following abbreviations, when used in the inscription on the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM          -        as tenants in common
TEN ENT          -        as tenants by the entireties
JT TEN           -        as joint tenant with right of survivorship and not as
                          tenants in common

UNIF GIFT MIN ACT    -                  Custodian
                               --------          --------
                              (Cust)                (Minor)
                              under Uniform Gifts to Minors Act

                              ---------------------------------
                              (State)

                              Additional abbreviations may be used though not in the above list.

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------
  (Please print or typewrite name and address, including postal zip code, of assignee)

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE
                  -------------------------------------------------------------



--------------------------------------------------------------------------------
the within Security of Rohm and Haas Company and hereby does irrevocably constitute and appoint

--------------------------------------------------------------------------------
Attorney to transfer said Security on the books of the within named Company, with full power of substitution in the premises.


Dated:
        ------------------        -------------------------------------------
                                  NOTE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

REGISTERED NO. FLR-___________________              CUSIP NO.: ______________
                                             PRINCIPAL AMOUNT: ______________


                             ROHM AND HAAS COMPANY

                                MEDIUM-TERM NOTE
             DUE FROM 9 MONTHS TO 30 YEARS FROM ORIGINAL ISSUE DATE
                                (FLOATING RATE)

ORIGINAL ISSUE PRICE:

ORIGINAL ISSUE DATE:

INITIAL INTEREST RATE:  _______%

INTEREST RATE BASIS:                   (IF LIBOR, LIBOR REUTERS/LIBOR TELERATE)

SPREAD AND/OR
SPREAD MULTIPLIER:

INTEREST PAYMENT DATES:

INTEREST DETERMINATION DATES:

INTEREST RESET DATES:

OTHER PROVISIONS:
MATURITY DATE:

INDEX MATURITY:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

REGULAR RECORD DATES:

REDEMPTION COMMENCEMENT DATE:

HOLDER'S OPTIONAL REPAYMENT DATE(S):

REPAYMENT PRICE:

CALCULATION AGENT (if other than Mellon Bank, N.A.):

         IF APPLICABLE, THE FOLLOWING WILL BE COMPLETED SOLELY FOR THE PURPOSE OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES:

TOTAL AMOUNT OF OID:

YIELD TO MATURITY:

SHORT ACCRUAL PERIOD OID:
METHOD USED TO DETERMINE
YIELD FOR SHORT ACCRUAL
PERIOD:
______ APPROXIMATE
______ EXACT
If applicable as described above, the Optional Redemption Price initially shall be ___% of the principal amount of this Security to be redeemed and shall decline at each anniversary of the Redemption Commencement Date by ___% of the principal amount to be redeemed until the Optional Redemption Price is 100% of such principal amount, together with interest thereon to the date fixed for redemption.

         ROHM AND HAAS COMPANY, a corporation duly organized and existing under the laws of Delaware (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________________________, or registered assigns, the principal sum of _______________________________________ dollars on the Maturity Date specified above or upon earlier redemption or repayment, and to pay interest thereon from the Original Issue Date shown above or from the most recent Interest Payment Date (or, if the Interest Reset Dates shown above is daily or weekly, from the day following the most recent Regular Record Date) to which interest has been paid or duly provided for on the Interest Payment Date set forth above, and on the Maturity Date or upon earlier redemption or repayment, commencing on the first Interest Payment Date next succeeding the Original Issue Date provided, that if the Original Issue Date is after a Regular Record Date and before the Interest Payment Date immediately following such Regular Record Date, interest payments will commence on the Interest Payment Date following the next succeeding Regular Record Date, at a rate per annum determined in accordance with the provisions on the reverse hereof, until the principal hereof is paid or made available for payment. Any payment on this Security due on any day which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest shall accrue for the period from and after such date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th calendar day (whether or not a Business Day), next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date specified above or upon earlier redemption or repayment will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Holders of Securities of this series and of like tenor not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner, not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of principal of (and premium, if any) and interest on, this Security will be made at the Corporate Trust Office of the Trustee in the City of Pittsburgh, Pennsylvania in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, the payment of interest may be made by check to the address of the person entitled thereto at such address as shall appear in the Security Register.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless a Certificate of Authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under a facsimile of its Corporate Seal.

                                   ROHM AND HAAS COMPANY


                                   By:
                                            ---------------------------------
                                            Chairman


                                   Attest:
                                            ---------------------------------
                                            Secretary

Dated:
      -------------------




                         CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE SECURITIES DESCRIBED IN THE WITHIN MENTIONED INDENTURE.


                                   Mellon Bank, N.A.
                                     as Trustee



                                   By:
                                         ------------------------------------
                                         Authorized Signature

                             (Reverse of Security)

                             ROHM AND HAAS COMPANY

                                MEDIUM-TERM NOTE
             Due From 9 Months To 30 Years From Original Issue Date
                                (Floating Rate)

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of April 1, 1986, as supplemented by a First Supplemental Indenture, dated as of December 15, 1988, and as supplemented by a Second Supplemental Indenture dated as of May 1, 1992 (herein called the "Indenture"), between the Company and Mellon Bank, N.A., successor trustee to CoreStates Bank, N.A., formerly The Philadelphia National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all Indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designed on the face hereof. The Securities of this series may be issued from time to time in an aggregate principal amount initially of up to $300,000,000, may mature at different times, bear interest, if any, at different rates, and be redeemable at different times or not at all.

         The Interest rate payable on this Security will be calculated by reference to the Interest Rate Basis specified on the face hereof (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if
any.   This Security may have either or both of the following:  (a) the Maximum
Interest Rate specified on the face hereof, which will be the maximum numerical interest rate limitation, or ceiling, on the rate of interest which may accrue during any interest period and (b) the Minimum Interest Rate specified on the face hereof, which will be the minimum numerical interest rate limitation, or floor, on the rate of interest which may accrue during any interest period.
The Interest Rate Basis may be (a) the Commercial Paper Rate, (b) the Prime Rate, (c) LIBOR, (d) the Treasury Rate, (e) the CD Rate or (f) the Federal Funds Rate. The "Index Maturity" is the period to maturity of the instrument or obligation from which the Interest Rate Basis is calculated. Except as otherwise provided herein, all percentages resulting from any calculation will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, (e.g., 9.876545% (or 0.09876545) being rounded to 9.87655% (or
0.0987655), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upwards).

         Interest will be payable, in the case of Securities which reset daily or weekly, on the third Wednesday of March, June, September and December of each year; in the case of Securities which reset monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year (as specified on the face hereof); in the case of Securities which reset quarterly, on the third Wednesday of March, June, September, and December of each year; in the case of Securities which reset semi-annually, on the third Wednesday of the two months of each year specified on the face hereof; and in the case of Securities which reset annually, on the third Wednesday of the month specified on the face hereof (each an "Interest Payment Date"); and in each case, on the Maturity Date or upon earlier redemption or repayment.

         Payments of interest with respect to an Interest Payment Date will include interest accrued to but excluding such Interest Payment Date; provided, however, that if the Interest Reset Dates are daily or weekly, the interest payable, other than interest payable on the date on which principal is payable, will include interest accrued to but excluding the day following the next preceding Regular Record Date. Accrued interest from the Original Issue Date or from the last date to which interest has been paid is calculated by multiplying the face amount of this Security by an accrued interest factor, computed by adding the interest factor calculated for each day from such starting date to but excluding the date for which accrued interest is being calculated. The interest factor (expressed as a decimal) for each such day is computed by dividing the interest rate (expressed as a decimal) applicable to such day by 360 or, if the Interest Rate Basis specified on the face hereof is the Treasury Rate, by the actual number of days in the year.

         The rate of interest on this Security will be reset daily, weekly, monthly, quarterly, semi-annually or annually (each an "Interest Reset Date"), as specified on the face hereof. The Interest Reset Date will be, if this Security resets daily, each Market Day, if this Security resets weekly (except where the specified Interest Rate Basis is the Treasury Rate), the Wednesday of each week, or if the specified Interest Rate Basis is the Treasury Rate, the Tuesday of each week, if this Security resets monthly, the third Wednesday of each month, if this Security resets quarterly, the third Wednesday of March, June, September and December; if this Security resets semi-annually, the third Wednesday of two months of each year, as specified on the face hereof, and if this Security resets annually, the third Wednesday of one month of the year, as specified on the face hereof, provided, however, that (i) the interest rate in effect from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof, and (ii) the interest rate in effect for the ten days immediately prior to the Maturity Date or, with respect to any portion of the principal amount hereof to be redeemed or repaid, the date of redemption or Repayment Date, will be that in effect on the tenth day preceding such Maturity Date, date of redemption or Repayment Date, as the case may be. If any Interest Reset Date would otherwise be a day that is not a Market Day (as defined below), the Interest Reset Date shall be postponed to the next day that is a Market Day, except that if the specified interest Rate Basis is LIBOR and such Market Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Market Day.

         If any Interest Payment Date specified on the face hereof would otherwise fall on a day that is not a Market Day, such Interest Payment Date shall be the next succeeding Market Day, or if the specified Interest Rate Basis is LIBOR (a "LIBOR Security"), and such succeeding Market Day falls in the next calendar month, such Interest Payment Date shall be the next preceding Market Day. "Market Day" means (a) with respect to any Security, other than a LIBOR Security, each Business Day and (b) with respect to any LIBOR Security, any such Business Day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of Pittsburgh, Pennsylvania or New York, New York are generally authorized or obligated by law or executive order to close. Any payment on this Security due on any day which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest shall accrue for the period from and after such date.

         The Interest Determination Date pertaining to any Interest Reset Date for a Security specifying the Commercial Paper Rate (the "Commercial Paper Interest Determination Date"), for a Security specifying the Prime Rate (the "Prime Rate Interest Determination Date"), for a LIBOR Security (the "LIBOR Interest Determination Date"), for a Security specifying the CD Rate (the "CD Rate Interest Determination Date") and for a Security specifying the Federal Funds Rate (the "Federal Funds Interest Determination Date") will be the second Market Day preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for a Security specifying the Treasury Rate (the "Treasury Interest Determination Date") will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Security, then such Interest Reset Date shall instead be the first Market Date immediately following such auction date. Unless otherwise specified on the face hereof, the Calculation Date pertaining to any Interest Determination Date, other than a LIBOR Interest Determination Date, shall be the tenth day after such Interest Determination Date or, if any such day is not a Market Day, the next succeeding Market Day.

         Determination of Commercial Paper Rate. If the Interest Rate Basis of this Security is the Commercial Paper Rate, the interest rate with respect to any Interest Reset Date shall equal the Money Market Yield (calculated as described below) of the per annum rate (quoted on a bank discount basis) for the relevant Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof, as published by the Board of Governors of the Federal Reserve System in the "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "Commercial Paper." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the relevant Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield of the rate on such Commercial Paper Interest Determination Date for commercial paper of the specified Index Maturity as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any Successor Publication published by the Federal Reserve Bank of New York ("Composite Quotations") under the heading "Commercial Paper". If by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet available in either H.15(519) or Composite Quotations, then the Commercial Paper Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered per annum rates (quoted on a bank discount basis), as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency; provided, however, that, if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned above, the Commercial Paper Rate with respect to such Interest Reset Date will be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

         "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

                 Money Market Yield =  100   x      360  x  D
                                                  -------------
                                                  360 - (D x M)

where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the period from the Interest Reset Date to but excluding the day that numerically corresponds to such Interest Reset Date (or, if there is not any such numerically corresponding day, the last day) in the calendar month that is the number of months corresponding to the Index Maturity specified on the face hereof after the month in which such Interest Reset Date falls.

         Determination of Prime Rate. If the Interest Rate Basis of this Security is the Prime Rate, the interest rate with respect to any Interest Reset Date shall equal, the rate set forth in H.15(519) for the relevant Prime Rate Interest Determination Date opposite the caption "Bank Prime Loan". If such rate is not yet published by 9:00 A.M., New York City time, on the Calculation Date, the Prime Rate for such Prime Rate Interest Determination Date will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the display designated as page"USPRIME1" on the Reuters Monitor Money Rate Service (or such other page as may replace the USPRIME1 page on such service for the purpose of displaying prime rates of major United States banks) (the "Reuters Screen USPRIME1 Page") as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date as quoted on the Reuters Screen USPRIME1 Page on such Prime Rate Interest Determination Date, or, if fewer than four such rates appear on the Reuters Screen USPRIME1 Page for such Interest Determination Date, the Prime Rate shall be the arithmetic mean of the rate announced as a prime or base rate for commercial loans quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on each Prime Rate Interest Determination Date by three major money center banks in The City of New York selected by the Calculation Agent from which quotations are requested. If fewer than three quotations are provided, the Prime Rate shall be determined as the arithmetic mean of the announced prime rates quoted in the City of New York on the relevant Prime Rate Interest Determination Date by three substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, having total equity capital of at least U.S. $500,000,000 and being subject to supervision or examination by Federal or State authority, selected by the Calculation Agent to quote such rate or rates; provided, however, that, if the banks or trust companies selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate with respect to such Prime Rate Interest Reset Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

         Determination of LIBOR. If the Interest Rate Basis of this Security is LIBOR, the interest rate with respect to any Interest Reset Date shall be determined by the Calculation Agent in accordance with the following provisions:

                 (i) LIBOR will be, as specified on the face hereof either (a) the arithmetic mean of the offered rates for deposits in U.S. dollars having the Index Maturity specified on the face hereof in such LIBOR Note, that appear on the Reuters Screen LIBO Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, if at least two such offered rates appear on the Reuters Screen LIBO Page ("LIBOR Reuters"), or (b) the rate for deposits in U.S. dollars having the Index Maturity specified on the face hereof, that appears on the Telerate Page 3750, as of 11:00 A.M.,

         London time, on that LIBOR Interest Determination Date ("Libor Telerate"), "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). "Telerate Page 3750" means the display designated as page "3750" on the Telerate Service (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR will be determined as if LIBOR Telerate had been specified. If fewer than two offered rates appear on the Reuters Screen LIBO Page, or if no rate appears on the Telerate Page 3750, as applicable, LIBOR in respect of that LIBOR Interest Reset Date will be determined as if the parties had specified the rate described in (ii) below.

                 (ii) With respect to LIBOR Interest Determination Date on which fewer than two offered rates for the Index Maturity specified on the face hereof appear on the Reuters Screen LIBO Page as specified in
         (i)(a) above, or on which no rate appears on Telerate Page 3750, as specified in (i)(b) above, as applicable, LIBOR will be determined on the basis of the rates at approximately 11:00 A.M. London time, on such LIBOR Interest Determination Date at which deposits in U.S. dollars having such specified Index Maturity are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Calculation Agent, commencing on the second Market Day immediately following such LIBOR Interest Determination Date and in a principal amount equal to an amount not less than U.S. $1,000,000 that in the Calculation Agent's judgment is representative for a single transaction in such market at such time (a "Representative Amount"). The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR with respect to such Interest Reset Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR with respect to such Interest Reset Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., New York City time, on such LIBOR Interest Determination Date by three major banks in The City of New York, selected by the Calculation Agent, for loans in U.S. dollars to leading European banks having the Index Maturity specified on the face hereof commencing on the Interest Reset Date and in a Representative Amount; provided, however, that, if fewer than three banks selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, LIBOR with respect to such Interest Reset Date will be the LIBOR in effect on such LIBOR Interest Determination Date.

         Determination of Treasury Rate. If the Interest Rate Basis of this Security is the Treasury Rate, the interest rate with respect to any Interest Reset Date shall equal the rate for the auction on the relevant Treasury Interest Determination Date of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof, published in H.15(519) under the heading "U.S. Government Securities/Treasury Bills/Auction Average (Investment)" or, if not so published by 3:00 P.M., New York City time, on the relevant Calculation Date, the auction average rate (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of Treasury. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date, or, if no such auction is held during such week, then the Treasury Rate shall be the rate set forth in H.15(519) for the relevant Treasury Interest Determination Date for the specified Index Maturity under the heading "U.S. Government Securities/Treasury Bills/Secondary Market." If such rate is not so published by 3:00 P.M., New York City time, on the relevant Calculation Date, the Treasury Rate for such Interest Reset Date shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, of three leading primary United States government securities dealers in The City of New York selected by the Calculation Agent, for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that, if fewer than three dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate with respect to such Interest Reset Date will be the Treasury Rate in effect on such Treasury Interest Determination Date.

         Determination of CD Rate. If the Interest Rate Basis of this Security is the CD Rate, the interest rate with respect to any Interest Reset Date shall equal the rate for the relevant CD Rate Interest Determination Date for negotiable certificates of deposits having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not so published prior to 3:00 P.M., New York City time, on the relevant Calculation Date, then the CD Rate with respect to such Interest Reset Date shall be the rate on such CD Rate Interest Determination Date for negotiable certificates of deposit having the specified Index Maturity as published in the Composite Quotations under the heading "Certificates of Deposit." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the CD Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates as of 10:00 A.M. New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity specified on the face hereof in a denomination of $5,000,000; provided, however, that, if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the CD Rate with respect to such Interest Reset Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

         Determination of Federal Funds Rate. If the Interest Rate Basis of this Security is the Federal Funds Rate, the interest rate with respect to any Interest Reset Date shall equal the rate on the relevant Federal Funds Interest Determination Date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 3:00 P.M., New York City time, on the relevant Calculation Date, then the Federal Funds Rate with respect to such Interest Reset Date will be the rate on such Federal Funds Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the Federal Funds Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates, as of 11:00 A.M., New York City time, on such Federal Funds Interest Determination Date for the last transaction of not less than $1,000,000 in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that, if fewer than three brokers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Interest Reset Date will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.

         The Calculation Agent shall calculate the interest rate on this Security in accordance with the foregoing on each Interest Determination Date or Calculation Date as applicable. The Calculation Agent's determination of any Interest Rate shall be final and binding in the absence of manifest error. The interest rate on this Security will in no event be higher than the maximum rate permitted by the Commonwealth of Pennsylvania, as the same may be modified by United States law of general application.

         The Calculation Agent will upon the request of the Holder of this Security, provide to such Holder the interest rate hereon then in effect, and, if determined, the interest rate which will become effective on the next Interest Reset Date.

         If a Redemption Commencement Date is specified on the face hereof, this Security may be redeemed at the option of the Company as a whole, or from time to time in part, on any date on or after such Redemption Commencement Date and prior to maturity, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of Securities to be redeemed at their last registered addresses, all as further provided in the Indenture, at the Optional Redemption Prices, if any, specified on the face hereof (expressed in percentages of the principal amount) together in each case with accrued interest to the date fixed for redemption. If less than all of the Notes with like tenor and terms are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

         If a Repayment Date or Repayment Dates are specified on the face hereof, this Security will be repayable at the option of the Holder, in whole or from time to time in part, on such Repayment Date or Repayment Dates at the Repayment Price specified on the face hereof, together with accrued interest thereon to the Repayment Date on which repayment is sought. In order for this Security to be repaid, the Company must receive at the Corporate Trust Office of the Trustee in the City of Pittsburgh, Pennsylvania, at least 30 days, but not more than 60 days, prior to the specified Repayment Date a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Security Dealers, Inc. or a commercial bank or trust company in the United States, setting forth the name of the Holder of the Security, the principal amount of the Security, the portion of the principal amount of the Security to be repaid, a certificate number or a description of the tenor of the Security, and the statement that the option to elect repayment is being exercised thereby. Effective exercise of any repayment option by the Holder of any Security shall be irrevocable. No transfer or exchange of any Security (or, in the event that any Security is to be repaid in part, such portion of the Security to be repaid) will be permitted after exercise of a repayment option. The repayment option may be exercised by the Holder of a Security for less than the entire principal amount of the Security provided that the principal amount of the Security remaining outstanding after repayment, if any, is an authorized denomination. The Trustee will refer all questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for repayment to the Company whose determination of such questions will be final and binding.

         In the event of redemption or repayment of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of such series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rates, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         Capitalized terms not otherwise defined in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                           OPTION TO ELECT REPAYMENT

                 The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay the within Security (or the portion hereof specified below) pursuant to its terms at a price equal to the Repayment Price specified on the face hereof, together with accrued interest to the Repayment Date, to the undersigned at

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
        (Please print or typewrite name and address of the undersigned)

                 If less than the entire principal amount of this Security is to be repaid, specify the portion hereof which the Holder elects to have repaid _____________________ and specify the denomination or denominations (which shall be in authorized denominations) of the Securities to be issued to the Holder for the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid):

-----------------------------------------------------------------------------



Dated:
       -------------------        -------------------------------------------
                                                   (Signature)

                                  NOTE: The signature on this "Option to Elect
                                  Repayment" form must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

ABBREVIATIONS

                 The following abbreviations, when used in the inscription on the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM          -        as tenants in common
TEN ENT          -        as tenants by the entireties
JT TEN           -        as joint tenant with right of survivorship and not as
                          tenants in common

UNIF GIFT MIN ACT         -                 Custodian
                                  ---------           ---------
                                  (Cust)                (Minor)
                                  under Uniform Gifts to Minors Act

                                  -----------------------------------
                                  (State)

       Additional abbreviations may be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


-----------------------------------------------------------------------------
  (Please print or typewrite name and address, including postal zip code, of assignee)

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE
                  -----------------------------------------------------------





-----------------------------------------------------------------------------
the within Security of Rohm and Haas Company and hereby does irrevocably constitute and appoint


-----------------------------------------------------------------------------
Attorney to transfer said Security on the books of the within named Company, with full power of substitution in the premises.


Dated:
       -------------------        -------------------------------------------
                                  NOTE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

                 UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF ONE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OF A NOMINEE OF SUCH SUCCESSOR DEPOSITORY UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW
YORK) TO ROHM AND HAAS COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED UPON REGISTRATION OF, TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SECURITY IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


REGISTERED NO. FX- ___________________       CUSIP NO._______________________
                                             PRINCIPAL AMOUNT _______________


                             ROHM AND HAAS COMPANY

                            GLOBAL MEDIUM-TERM NOTE
             DUE FROM 9 MONTHS TO 30 YEARS FROM ORIGINAL ISSUE DATE
                                  (FIXED RATE)



ISSUE PRICE:                               REDEMPTION PRICE:

ORIGINAL ISSUE DATE:                       REDEMPTION COMMENCEMENT DATE:

INTEREST RATE:                             HOLDER'S OPTIONAL REPAYMENT DATE(S):

MATURITY DATE:                             REPAYMENT PRICE:


IF APPLICABLE, THE FOLLOWING WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

TOTAL AMOUNT OF OID:                       INITIAL ACCRUAL PERIOD OID COMPUTED
                                           UNDER
                                                   (____ APPROXIMATE)
YIELD TO MATURITY:                                 (____ EXACT) METHOD:


         If applicable as described above, the Optional Redemption Price
initially shall be      % of the principal amount of this Security to be
redeemed and shall decline at each anniversary of the Redemption Commencement
Date by        % of the principal amount to be redeemed until the Optional
Redemption Price is 100% of such principal amount, together with interest thereon to the date fixed for redemption.

         ROHM AND HAAS COMPANY, a corporation duly organized and existing under the laws of Delaware (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________________________, or registered assigns, the principal sum of ________________________ dollars on the Maturity Date specified above or upon earlier redemption or repayment and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 1 and October 1 in each year, at the interest rate specified above, until the principal hereof is paid or made available for payment provided, that if the Original Issue Date is after a Regular Record Date and before the Interest Payment Date immediately following such Regular Record Date, interest payments will commence on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable at Maturity will be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series and of like tenor not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate Trust Office of the Trustee in the City of Pittsburgh, Pennsylvania in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, the payment of interest may be made by check to the address of the person entitled thereto at such address as shall appear in the Security Register.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the Certificate of Authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under a facsimile of its Corporate Seal.

                                            ROHM AND HAAS COMPANY


                                       By:
                                            --------------------------------
                                            Chairman


                                   Attest:
                                            --------------------------------
                                            Secretary

Dated:
       ------------------------



                         CERTIFICATE OF AUTHENTICATION

   THIS IS ONE OF THE SECURITIES DESCRIBED IN THE WITHIN MENTIONED INDENTURE

                                         Mellon Bank, N.A.
                                           as Trustee



                                         By:
                                             -------------------------------
                                             Authorized Signature

                             (Reverse of Security)

                             ROHM AND HAAS COMPANY

                            GLOBAL MEDIUM-TERM NOTE
             Due From 9 Months to 30 Years from Original Issue Date
                                  (Fixed Rate)

                 This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of April 1, 1986, as supplemented by a First Supplemental Indenture, dated as of December 15, 1988, and a Second Supplemental Indenture, dated of as of May 1, 1992 (herein called the "Indenture"), between the Company and Mellon Bank, N.A., successor trustee to CoreStates Bank, N.A., formerly The Philadelphia National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Securities of this series may be issued from time to time in an aggregate principal amount initially of up to $300,000,000, may mature at different times, bear interest, if any, at different rates, and be redeemable at different times or not at all.

                 If a Redemption Commencement Date is specified on the face hereof, this Security may be redeemed at the option of the Company as a whole, or from time to time in part, on any date on or after such Redemption Commencement Date and prior to maturity, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of Securities to be redeemed at their last registered addresses, all as further provided in the Indenture, at the Optional Redemption Prices, if any, specified on the face hereof (expressed in percentages of the principal amount) together in each case with accrued interest to the date fixed for redemption. If less than all of the Notes with like tenor and terms are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

                 If a Repayment Date or Repayment Dates are specified on the face hereof, this Security will be repayable at the option of the Holder, in whole or from time to time in part, on such Repayment Date or Repayment Dates at the Repayment Price specified on the face hereof, together with interest accrued thereon to the Repayment Date on which repayment is sought. In order for this Security to be repaid, the Company must receive at the Corporate Trust Office of the Trustee in the City of Pittsburgh, Pennsylvania, at least 30 days, but not more than 60 days, prior to the specified Repayment Date a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company in the United States of America, setting forth the name of the Holder of the Security, the principal amount of the Security, the portion of the principal amount of the Security to be repaid, a certificate number or a description of the tenor of the Security, and the statement that the option to elect repayment is being exercised thereby. Effective exercise of any repayment option by the Holder of any Security shall be irrevocable. No transfer or exchange of any Security (or, in the event that any Security is to be repaid in part, such portion of the Security to be repaid) will be permitted after exercise of a repayment option. The repayment option may be exercised by the Holder of a Security for less than the entire principal amount of the Security provided that the principal amount of the Security remaining outstanding after repayment, if any, is an authorized denomination. The Trustee will refer all questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for repayment to the Company whose determination of such questions will be final and binding.

                 Payment of interest on this Security with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date. Interest on this Security will be computed on the basis of a 360-day year of twelve 30-day months.

                 Any Payment on this Security due on any date which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest shall accrue for the period from and after such date.

                 In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                 If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                 No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount and tenor, will be issued to the designated transferee or transferees.

                 The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                 No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                 Capitalized terms not otherwise defined in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                           OPTION TO ELECT REPAYMENT

                 The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay the within Security (or the portion hereof specified below) pursuant to its terms at a price equal to the Repayment Price specified on the face hereof, together with accrued interest to the Repayment Date, to the undersigned at

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        (Please print or typewrite name and address of the undersigned)

                 If less than the entire principal amount of this Security is to be repaid, specify the portion hereof which the Holder elects to have repaid _____________________ and specify the denomination or denominations (which shall be in authorized denominations) of the Securities to be issued to the Holder for the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid):

-------------------------------------------------------------------------------


Dated:
       -----------------          -------------------------------------------
                                                  (Signature)

                                  NOTE: The signature on this "Option to Elect
                                  Repayment" form must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

ABBREVIATIONS

                 The following abbreviations, when used in the inscription on the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM          -        as tenants in common
TEN ENT          -        as tenants by the entireties
JT TEN           -        as joint tenant with right of survivorship and not as
                          tenants in common

UNIF GIFT MIN ACT    -                 Custodian
                               --------         --------
                              (Cust)             (Minor)
                              under Uniform Gifts to Minors Act

                              ---------------------------------
                              (State)

                             Additional abbreviations may be used though not in the above list.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


-------------------------------------------------------------------------------
  (Please print or typewrite name and address, including postal zip code, of assignee)

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE
                  -------------------------------------------------------------





-------------------------------------------------------------------------------
the within Security of Rohm and Haas Company and hereby does irrevocably constitute and appoint


-------------------------------------------------------------------------------
Attorney to transfer said Security on the books of the within named Company, with full power of substitution in the premises.


Dated:
       -------------------        -------------------------------------------
                                  NOTE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.